Filed pursuant to Rule 497
File No. 333-204659

Supplement dated July 5, 2017
to
Prospectus dated May 1, 2017
___________________________________________

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated May 1, 2017 (as supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect the entry by the Company’s structured subsidiary, HMS Funding I LLC, a Delaware limited liability company, into a fourth amendment to the amended and restated credit agreement with the Company, as equityholder and servicer, Deutsche Bank AG, New York Branch, as administrative agent, and U.S. Bank National Association, as collateral agent.

This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces in its entirety the first sentence in the fourth paragraph in the section entitled “Prospectus Summary-Credit Facilities” on page 10 of the Prospectus with the following:

The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on June 30, 2017, increasing the revolver commitments to $400.0 million.

This supplement replaces in its entirety the sixth paragraph in the section entitled “Prospectus Summary-Credit Facilities” on page 10 of the Prospectus with the following:

As of June 30, 2017, we had $95.0 million outstanding and $0.0 million available under our EverBank Credit Facility, and $322.0 million outstanding and $78.0 million available under the Deutsche Bank Credit Facility, both of which we estimated approximated fair value and subject to certain limitations and the asset coverage restrictions under the 1940 Act.

RISK FACTORS

This supplement replaces in its entirety the second paragraph in the section entitled “We may have limited ability to fund new investments if we are unable to expand, extend or refinance our EverBank Credit Facility or the Deutsche Bank Credit Facility (combined, the Credit Facilities")" on page 39 of the Prospectus with the following:

On June 2, 2014, HMS Funding entered into the Deutsche Bank Credit Facility, which provided for an initial borrowing capacity of $50.0 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on June 30, 2017, increasing the revolver commitments to $400.0 million. The Deutsche Bank Credit Facility matures on June 16, 2020.

This supplement adds the following to the beginning of the third paragraph in the section entitled “We may have limited ability to fund new investments if we are unable to expand, extend or refinance our EverBank Credit Facility or the Deutsche Bank Credit Facility (combined, the Credit Facilities")” on page 39 of the Prospectus:

As of June 30, 2017, we had borrowings of $95.0 million outstanding on our EverBank Credit Facility and had borrowings of $322.0 million outstanding on the Deutsche Bank Credit Facility.

SENIOR SECURITIES

This supplement replaces in its entirety the fourth paragraph in the section entitled “Senior Securities” on pages 51-53 of the Prospectus with the following:

On June 2, 2014, HMS Funding entered into the Deutsche Bank Credit Facility, which provided for an initial borrowing capacity of $50.0 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on June 30, 2017, increasing the revolver commitments to $400.0 million. We contribute certain assets to HMS Funding from time to time, as permitted under our EverBank Credit Facility, as collateral to secure the Deutsche Bank Credit Facility.

This supplement adds the following to the beginning of the seventh paragraph in the section entitled “Senior Securities” on pages 51-53 of the Prospectus:

As of June 30, 2017, we had $95.0 million outstanding and $0.0 million available under our EverBank Credit Facility and $322.0 million outstanding and $78.0 million available under the Deutsche Bank Credit Facility, both of which we estimated approximated fair value, subject to the asset coverage restrictions under the 1940 Act, as discussed below.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement replaces in its entirety the fourth paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Financial Condition, Liquidity and Capital Resources-Financing Arrangements” on page 68 of the Prospectus with the following:

On June 2, 2014, HMS Funding entered into the Deutsche Bank Credit Facility, which was most recently amended on June 30, 2017, increasing the revolver commitments to $400.0 million. The Company contributes certain assets to HMS Funding from time to time, as permitted under the EverBank Credit Facility, as collateral to secure the Deutsche Bank Credit Facility.

This supplement inserts the seventh paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Recent Developments" on page 72 of the Prospectus with the following:

On June 30, 2017, HMS Funding entered into a fourth amendment to the Deutsche Bank Credit Facility, which increases the revolver commitments to $400.0 million.